UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2013

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2013 Annual Meeting on January 31, 2013, of the 534,960,050 shares outstanding and entitled to vote, 464,196,435 shares were represented, constituting a 86.77% quorum.  Each matter was determined by a majority of votes cast, except that approval of the amendment to the amended and restated certificate of incorporation required the affirmative vote of 70% of the outstanding shares entitled to vote.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board’s nominees for director were elected to serve until the Company’s 2016 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
David L. Chicoine, Ph.D.	423,990,047	99.21%	3,350,257.78%		1,157,010	35,699,121
Arthur H. Harper	421,840,316	98.98%	4,307,103	1.01%	2,349,895	35,699,121
Gwendolyn S. King	420,226,343	98.34%	7,088,071	1.65%	1,182,900	35,699,121
Jon R. Moeller	422,191,413	99.07%	3,946,058.92%		2,359,843	35,699,121

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
456,567,691	98.62%	6,350,074	1.37%	1,278,670	0

Item No. 3:	ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
407,310,591	95.82%	17,766,682	4.17%	3,420,041	35,699,121

Item No. 4:	AMENDMENT TO CERTIFICATE OF INCORPORATION

The amendment to the Amended and Restated Certificate of Incorporation of Monsanto Company to declassify the Board of Directors was approved by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Outstanding Shares	Number	% of Outstanding Shares	Abstain	Broker Non-Votes
425,298,251	79.50%	1,877,055.35%		1,322,008	35,699,121

Item No.5:	SHAREOWNER PROPOSAL REQUEST A REPORT ON GMO MATTERS

The shareowners did not approve the shareowner proposal presented at the meeting requesting a report on certain matters related to GMO products, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
29,045,311	7.62%	352,042,797	92.37%	47,409,206	35,699,121

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   MONSANTO COMPANY

Dated: January 31, 2013	By: /s/ Jennifer L. Woods
                                                                                                          Name:  Jennifer L. Woods
                                                                                                          Title:     Assistant Secretary